               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                       J.W. MAYS, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                J.W. MAYS, INC.

                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 25, 2003

                              -------------------
                                                                October 20, 2003

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of J.W. Mays, Inc. (the 'Company') on Tuesday, November 25, 2003 at 10:00 A.M., New York time, at the offices of the Company, 9 Bond Street, Brooklyn, New York. The purpose of the meeting will be to:

        1. Fix the number of directors to be elected at seven;

        2. Elect seven directors to serve until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board has nominated Mark Greenblatt, Lance D. Myers, Dean L. Ryder, Jack Schwartz, Lloyd J. Shulman, Sylvia W. Shulman and Lewis D. Siegel, all current directors;

        3. Ratify the appointment of D'Arcangelo & Co., LLP, independent auditors, as the Company's independent auditors for the fiscal year ending July 31, 2004. D'Arcangelo & Co., LLP, served in this same capacity for the fiscal year ended July 31, 2003; and

        4. Transact such other business as may properly come before the meeting and any adjournment thereof. Please note that we are not aware of any such business.

    The Board of Directors has fixed the close of business October 10, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the 2003 Annual Meeting of Shareholders or any adjournment thereof.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF THE NUMBER YOU MAY HOLD. PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE SELF-ADDRESSED ENVELOPE ENCLOSED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU ARE PRESENT.

                                             By order of the Board of Directors,

                                                       /s/ Salvatore Cappuzzo
                                                      -----------------------
                                                           SALVATORE CAPPUZZO
                                                                    Secretary

                                J.W. MAYS, INC.
                                 9 BOND STREET
                            BROOKLYN, NEW YORK 11201
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

THE PROXY AND THE SOLICITATION

    This Proxy Statement and accompanying form of proxy are first being sent to shareholders commencing on or about October 20, 2003. The enclosed form of proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held November 25, 2003 (including any adjournment). You may revoke your proxy and claim your right to vote up to and including the meeting by written notice given to the Secretary of the Company. Proxies in the accompanying form which are properly executed by shareholders, duly returned to the Company or its agent, and not revoked, will be voted in the manner specified thereon.

OUTSTANDING VOTING STOCK

    Each of the 2,015,780 outstanding shares of common stock, par value $1 per share (the only class of voting security), of the Company (net of 162,517 shares held as treasury stock, which shares cannot be voted) held of record on October 10, 2003, is entitled to one vote on each of the matters to be acted upon at the meeting or any adjournment thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Reference is made to the information under the caption 'Information Concerning Nominees for Election as Directors' for a statement of the direct beneficial ownership of the Company's shares of common stock by its director nominees. The address for each of such nominees and persons hereinafter mentioned is c/o J.W. Mays, Inc., 9 Bond Street, Brooklyn, New York 11201. The information below is given as of September 18, 2003.

    To the best of the Company's knowledge, the following persons were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the outstanding common stock of the Company, as of September 18, 2003.

                                                     AMOUNT AND NATURE OF BENEFICIAL
                                                       OWNERSHIP IN J.W. MAYS, INC.
NAME OF BENEFICIAL OWNER                                 AS OF SEPTEMBER 18, 2003       PERCENT OF CLASS
------------------------                                 ------------------------       ----------------
Weinstein Enterprises, Inc ........................                     (1)                    (1)
  Rockridge Farm
  Route 52
  Carmel, New York 10512
Subsidiaries of Weinstein Enterprises, Inc.:
Gailoyd Enterprises Corp ..........................              670,120(1)                 33.24%
  Rockridge Farm
  Route 52
  Carmel, New York 10512
Celwyn Company, Inc. ..............................              240,211(1)                 11.92%
  Rockridge Farm
  Route 52
  Carmel, New York 10512
                                                                 -------                    -----
                                                                 910,331                    45.16%
                                                                 =======                    =====

(Footnotes on pages 2, 3 and 4)

                                                      THROUGH
                                                     WEINSTEIN                             PERCENT
NAME OF BENEFICIAL OWNER                            ENTERPRISES   DIRECT       TOTAL       OF CLASS
------------------------                            -----------   ------       -----       --------
Sylvia W. Shulman(2) (3) (4)......................  266,878.70     42,201     309,079.70    15.33%
Lloyd J. Shulman(3) (4)...........................  134,710.03     44,250     178,960.03     8.88%
Shulman Trustees FBO Lloyd J. Shulman(3) (4)......   41,067.31                 41,067.31     2.04%
Gail S. Koster(4).................................   84,831.47                 84,831.47     4.21%
Shulman Trustees FBO Gail S. Koster(4)............   34,983.26                 34,983.26     1.73%
Koster Family Partnership L.P.
  Gail Koster(4)..................................                  9,285       9,285.00      .46%
George Orloff.....................................   73,099.58                 73,099.58     3.63%
Jennifer Orloff...................................   73,099.58                 73,099.58     3.63%
Glennis Orloff....................................   73,099.58                 73,099.58     3.63%
Lloyd J. Shulman and Madeleine L. Orloff as
  Co-Trustees FBO Linda B. Felmus Jessogne........   24,366.52                 24,366.52     1.20%
Madeleine Orloff(5)...............................   44,492.43                 44,492.43     2.21%
Linda B. Felmus Jessogne(5).......................   44,492.43                 44,492.43     2.21%
Sylvia W. Shulman and Lloyd J. Shulman as
  Co-Trustees FBO Linda B. Felmus Jessogne(5).....   15,210.11                 15,210.11      .75%
J. Weinstein Foundation, Inc.(6)..................                140,568     140,568.00     6.97%
                                                    ----------    -------   ------------    ------
    Total.........................................  910,331.00    236,304   1,146,635.00    56.88%
                                                    ==========    =======   ============    ======

---------

(1) Weinstein Enterprises, Inc., a Delaware corporation ('Enterprises'), is the beneficial owner of 910,331 shares (45.16%) of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp., a Delaware corporation ('Gailoyd'), which directly owns 670,120 shares (33.24%) of the outstanding common stock of the Company and (ii) Celwyn Company, Inc., a Delaware corporation ('Celwyn'), which directly owns 240,211 shares (11.92%) of the outstanding common stock of the Company.

(2) Sylvia W. Shulman directly owns 42,201 shares of the outstanding common stock of the Company. She also beneficially owns 266,878.70 shares of the outstanding common stock of the Company through her beneficial ownership of 1,759 shares (29.32%) of Enterprises, which includes 1,606 shares (26.77%) held by Sylvia W. Shulman and Lloyd J. Shulman as trustees for the benefit of Sylvia W. Shulman for a total of 309,079.70 shares (15.33%). (Sylvia W. Shulman is the daughter of the late Joe Weinstein, founder of the Company, and the late Celia Weinstein, and a sister of the late Florence Felmus).

(3) Lloyd J. Shulman directly owns 44,250 shares of the outstanding common stock of the Company. He also beneficially owns 134,710.03 shares of the outstanding common stock of the Company through his beneficial ownership of 887.875 shares (14.80%) of Enterprises, and the Shulman Trustees FBO Lloyd J. Shulman pursuant to the will of the late Celia Weinstein (Sylvia and Lloyd Shulman as Co-Trustees) own 41,067.31 shares (2.04%) of the outstanding common stock of the Company through the beneficial ownership of 270.675 (4.51%) of Enterprises for a total of 220,027.34 shares (10.92%). Sylvia W. Shulman and Lloyd J. Shulman are trustees of the Lloyd J. Shulman Trust.

(Footnotes continued)

(4)  The Shulman family beneficially owns 658,206.77 shares
     (32.65%) of the outstanding common stock of the Company both directly and through Enterprises. This total includes:

                                                                        NUMBER OF    PERCENT
                                                                          SHARES     OF CLASS
                                                                          ------     --------
     a)   Sylvia W. Shulman owns:
          1. Directly.................................................      42,201     2.09%
          2. Through her beneficial ownership of 1,759 shares (29.32%)
             of Enterprises...........................................  266,878.70    13.24%
     b)   Lloyd J. Shulman owns:
          1. Directly.................................................   44,250.00     2.20%
          2. Through his beneficial ownership of 887.875 shares
             (14.80%) of Enterprises..................................  134,710.03     6.68%
     c)   Shulman Trustees FBO Lloyd J. Shulman pursuant to the will of the late Celia Weinstein (Sylvia and Lloyd Shulman as
          Co-Trustees) through the beneficial ownership of 270.675
          shares (4.51%) of Enterprises...............................   41,067.31     2.04%
     d)   1. Koster Family Partnership L.P. Gail S.
             Koster -- direct.........................................    9,285.00      .46%
          2. Gail S. Koster (daughter of Sylvia W. Shulman and the
             late Max L. Shulman, former chairman of the board) through the beneficial ownership of 559.125 shares (9.32%) of
             Enterprises..............................................   84,831.47     4.21%
     e)   Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO
          Gail S. Koster pursuant to the will of the late Celia
          Weinstein (Sylvia and Lloyd Shulman as Co-Trustees) through the beneficial ownership of 230.575 shares (3.84%) of
          Enterprises.................................................   34,983.26     1.73%
                                                                        ----------    ------
          Total.......................................................  658,206.77    32.65%
                                                                        ==========    ======

(5) The Felmus/Orloff family beneficially owns 347,860.23 shares (17.26%) of the outstanding common stock of the Company through Enterprises. This total includes:

     a) The shares of outstanding common stock of the Company beneficially owned by Madeleine Orloff and Linda B. Felmus Jessogne, daughters of the late Florence Felmus, who may be considered part of the Florence Felmus family. Madeleine Orloff and Linda B. Felmus Jessogne each beneficially owns 44,492.43 shares (2.21%) of the outstanding common stock of the Company through individual beneficial ownership of 293.25 shares (4.89%) of Enterprises.
     b) The shares of outstanding common stock of the Company beneficially owned by George, Jennifer and Glennis Orloff, children of Madeleine Orloff, who may be considered part of the Florence Felmus family. George Orloff, Jennifer Orloff and Glennis Orloff each beneficially owns 73,099.58 shares (3.63%) of the outstanding common stock of the Company through individual beneficial ownership of 481.80 shares (8.03%) of Enterprises.
     c) Lloyd J. Shulman and Madeleine L. Orloff as Co-Trustees FBO Linda B. Felmus Jessogne under a Florence W. Felmus trust owns 24,366.52 shares (1.20%) of the outstanding common stock of the Company through the beneficial ownership of 160.60 shares (2.68%) of Enterprises.
     d) Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Linda B. Felmus Jessogne under the will of the late Celia Weinstein owns 15,210.11 shares (.75%) of the outstanding common stock of the Company through the beneficial ownership of 100.25 shares (1.67%) of Enterprises.

(Footnotes continued)

(6) J. Weinstein Foundation, Inc. directly owns 140,568 shares (6.97%) of the outstanding common stock of the Company. Sylvia W. Shulman and Lloyd J. Shulman, as officers and directors of J. Weinstein Foundation, Inc., share voting power as to these shares and consequently, may be deemed to be the beneficial owners thereof, although the table set forth above does not include such shares as beneficially owned by such persons.

     To the best of the Company's knowledge, the directors and executive officers of the Company considered as a group beneficially owned the following amount of outstanding common stock of the Company as of September 18, 2003:

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP IN
                                                                J.W. MAYS, INC.       PERCENT OF CLASS
                                                                ---------------       ----------------
    All directors and executive officers of the Company
      considered as a group (6 persons)...................        671,100.04*              33.29%

---------

* This total includes 529,107.04 shares (26.25%) derived from the Shulmans' beneficial holdings, excluding those of Gail S. Koster; Sylvia W. Shulman and Lloyd J. Shulman as Co-Trustees FBO Gail S. Koster; and the Koster Family Partnership L.P. Gail Koster; and also includes 140,568 shares (6.97%) of the outstanding common stock of the Company owned directly by J. Weinstein Foundation, Inc. together with 1,425 shares (.07%) owned by other officers and directors. Moreover, the directors of the Company who are also directors of Enterprises may, because of their power to vote a majority of the shares in Enterprises, be considered to be the beneficial owners of the 910,331 shares (45.16%) of the outstanding common stock of the Company held by Enterprises.

PRINCIPAL NON-AFFILIATED HOLDERS OF COMMON STOCK

    To the best of the Company's knowledge, the following 'persons' were the beneficial owners or were part of a group which was the beneficial owner of more than 5% of the Company's outstanding common stock, other than those set forth above, as of September 18, 2003.

                                                             AMOUNT AND NATURE OF
                                                            BENEFICIAL OWNERSHIP IN
                                                                J.W. MAYS, INC.       PERCENT OF CLASS
                                                            -----------------------   ----------------
    Estate of Sol Goldman ................................        271,200(1)               13.45%
      c/o Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
    Estate of Lillian Goldman ............................        182,800(2)                9.07%
      640 Fifth Avenue
      New York, New York 10019

---------

(1) The number of shares shown above has been obtained from Amendment No. 9 to Schedule 13D, the most recent amendment which was dated March 28, 2003, as filed with the Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman and Louisa Little as Co-Executors of the Estate of Sol Goldman.
(2) The number of shares shown above has been obtained from Amendment No. 9 to Schedule 13D, the most recent amendment which was dated March 28, 2003, as filed with the Securities and Exchange Commission on behalf of each of Jane H. Goldman, Allan H. Goldman, Amy P. Goldman and Diane Goldman Kemper as Co-Executors of the Estate of Lillian Goldman.

PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT SEVEN

    Directors are to be elected to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. The By-Laws provide that, prior to the election of directors at each Annual Meeting of Shareholders, the number of directors to be elected at such meeting for the ensuing year shall be fixed by the shareholders by a majority vote of the shares represented at the meeting in person or by proxy within the limits fixed by the Certificate of Incorporation which provides for a minimum of three and a maximum of eleven. The Board of Directors recommends the election of seven directors and, except as discussed below, all proxies received pursuant to this solicitation will be voted for that number of directors. The affirmative vote of a majority of the shares represented in person or by proxy is required to fix the number of directors at seven.

INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS

    It is intended that proxies received pursuant to this solicitation will be voted for the election of the following nominees, unless for any reason any such nominee shall not be available for election, in which event the proxies will be voted in favor of the remainder of those nominated, and may be voted for substitute nominees in place of those who are not candidates or to reduce (but not below three) the number of directors to be elected. Each of the nominees has consented to serve as a director, if elected, and it is contemplated that all of the nominees will be available for election as directors.

    The following information is given as of September 18, 2003 with respect to each nominee for election as a director. Such information has been furnished by the nominees. The table shows their respective ages in parentheses, the positions and offices held with the Company, the period served as a director, their business experience during the past five years, including their principal occupations and employment during that period, their direct beneficial ownership and percentage of the Company's outstanding shares owned [excluding shares which may be deemed to be beneficially owned as set forth under the caption 'Security Ownership of Certain Beneficial Owners and Management' (pages 1 to 4)], and other directorships in public companies. However, none of the directors is a director of another public company. Sylvia
W. Shulman is the mother of Lloyd J. Shulman.

                                                                           SHARES DIRECTLY OWNED
                                                                            BENEFICIALLY AS OF
                                                                            SEPTEMBER 18, 2003
                                                                           ---------------------
                       NAME, AGE,                         FIRST ELECTED                PERCENT
         BUSINESS EXPERIENCE AND DIRECTORSHIPS               DIRECTOR       NUMBER     OF CLASS
         -------------------------------------            --------------   --------   ----------
Mark S. Greenblatt'D'                           (49)      August, 2003         202        .01%
  Vice President and Treasurer, J.W. Mays, Inc.; from
  August 2000 to August 2003, Vice President and
  Assistant Treasurer; from November 1987 to August
  2000, Assistant Treasurer; Trustee of the J.W. Mays,
  Inc. Retirement Plan and Trust.
Lance D. Myers'D'                               (52)      August, 1997         --         --
  Partner, Holland & Knight LLP 2003 to present. Senior
  Counsel, Holland & Knight LLP 2000 to 2002. Partner in
  the law firm of Cullen and Dykman 1986 to 1999.
Dean L. Ryder                                   (57)      November, 1999       --         --
  President, Putnam County National Bank.
Jack Schwartz'D'                                (81)      November, 1987       100       .005%
  Private Consultant: January 1986 to September 1989,
  Consultant, The Brooklyn Union Gas Company.
Lloyd J. Shulman'D'                             (61)      November, 1977    44,250(1)    2.20%
  Chairman of the Board and President, Chief Executive
  Officer and Chief Operating Officer, J.W. Mays, Inc.;
  from June 1995 to November 1996, Co-Chairman of the
  Board and President, Chief Executive Officer and Chief
  Operating Officer; from November 1978 to June 1995,
  President and Chief Operating Officer, and prior to
  November 1978, Senior Vice President, J.W. Mays, Inc.;
  Trustee of the J.W. Mays, Inc. Retirement Plan and
  Trust.
Sylvia W. Shulman                               (85)      February, 1965    42,201(1)    2.09%
  Retired; Prior to January 1989, Fashion Director and
  Merchandiser of Boutique Shops, J.W. Mays, Inc.
Lewis D. Siegel                                 (72)      November, 1986       --         --
  First Vice President -- Investments, Smith Barney
  Citigroup since August 1989; from 1973 to August 1989,
  Vice President, Thomson McKinnon Securities Inc.;
  Trustee of the J.W. Mays, Inc. Retirement Plan and
  Trust.

---------

 'D' Member of Executive Committee

(1) Reference is made to the caption 'Security Ownership of Certain Beneficial Owners and Management' (pages 1 to 4) for information relating to beneficial ownership of holders owning more than 5% of the outstanding common stock of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company holds regular quarterly meetings to review significant developments affecting the Company and to act on matters requiring Board approval. During fiscal 2003, the Board held four regular meetings. The Company has established various committees including an Executive, an Audit, an Investment Advisory, an Executive Compensation and a Disclosure Committee.

    Executive Committee -- This Committee during fiscal 2003 consisted of Lloyd
J. Shulman (Chairman), Lance D. Myers, Jack Schwartz and Alex Slobodin (deceased June 28, 2003). This Committee may exercise all the powers of the Board when it is not in session, except as otherwise provided in a resolution, by statute or By-Law. This Committee did not meet during fiscal 2003.

    Audit Committee -- This Committee during fiscal 2003 consisted of the following non-employee, 'independent' members of the Board: Jack Schwartz (Chairman), Lance D. Myers, Dean L. Ryder, and Lewis D. Siegel. Lance D. Myers has resigned from the Audit Committee to comply with the new independence provisions of the Sarbanes-Oxley Act of 2002. We have determined that Dean L. Ryder qualifies as an 'audit committee financial expert' under applicable SEC and NASD rules and regulations.

    The Audit Committee, which met five times during fiscal 2003, is responsible for such matters as recommending to the Board of Directors a firm of independent auditors to be retained for the ensuing year by the Company and its subsidiaries, reviewing the scope and results of annual audits, reviewing the auditors' recommendations to management and the response of management to such recommendations, the internal audit reports, and the adequacy of financial and accounting control mechanisms employed by the Company. The Committee also reviews and approves any non-audit related services rendered to the Company and its subsidiaries by the independent auditors including their fees. The Committee is prepared to meet at any time upon request of the independent auditors to review any special situation arising in relation to any of the foregoing subjects.

    Investment Advisory Committee -- This Committee, during fiscal 2003, consisted of the entire Board of which Lloyd J. Shulman is Chairman. The Committee meets as necessary on the call of the Chairman. The Committee met four times during fiscal 2003. The Committee reviews and makes recommendations concerning the investment choices available with safety of principal, high yields and liquidity as the prime objectives.

    Executive Compensation Committee -- This Committee, during fiscal 2003, consisted of Lloyd J. Shulman (Chairman), Lance D. Myers, Dean L. Ryder, Jack Schwartz, Sylvia W. Shulman and Lewis D. Siegel, five of whom are independent non-employee directors. The Committee recommends to the Board the establishment and modification of executive compensation plans and programs. It considers and recommends to the Board remuneration arrangements for the Chief Executive Officer, as well as the compensation for the other executive officers. The Committee met two times during the fiscal 2003.

    Each director attended 100% of the aggregate meetings of the Board and the Committees (if a member thereof) held during fiscal 2003, except Sylvia W. Shulman who attended 82% of the meetings.

    Disclosure Committee -- This Committee was formed March 19, 2003 and consists of Lance D. Myers (Special Counsel), Mark S. Greenblatt (Vice President and Treasurer) and Ward Lyke (Vice President). Alex Slobodin (then Vice President and Treasurer) was a member of the Committee prior to his death on June 28, 2003. The Committee reviews all financial reports and other required disclosures, assesses the materiality of the information and ensures that internal controls are sufficient before the reports are submitted to the Audit Committee for final review prior to the filing with the Securities and Exchange Commission. The Committee met once during fiscal 2003.

    The Board of Directors does not have a standing Nominating Committee.

EXECUTIVE COMPENSATION

    The following table sets forth the total compensation earned with respect to the three most recent fiscal years for the officers:

                                                                  ANNUAL COMPENSATION
                                                     ----------------------------------------------
                     NAME AND                                                          OTHER
                PRINCIPAL POSITION                   YEAR    SALARY     BONUS    COMPENSATION(1)(2)
                ------------------                   ----   --------   -------   ------------------
Lloyd J. Shulman ..................................  2003   $180,495   $35,000       $36,561(3)
  Chairman of the Board and President, Chief         2002    160,500    35,000        30,607(3)
  Executive Officer and Chief Operating Officer      2001    150,412    25,000        30,847(3)

Alex Slobodin(4) ..................................  2003    157,431    15,700        30,999(3)
  Executive Vice President and Treasurer             2002    157,431    15,700        30,607(3)
  Chief Financial Officer                            2001    155,579    11,775        30,299(3)

Mark S. Greenblatt ................................  2003    133,380    18,000        26,496(3)
  Vice President and Assistant Treasurer             2002    123,709    12,000        23,509(3)
                                                     2001    119,805    19,000        24,389(3)

Ward N. Lyke, Jr ..................................  2003    126,855    12,500        24,007(3)
  Vice President -- Management Information Services  2002    121,088    11,893        22,944(3)
                                                     2001    117,405     8,920        21,806(3)

George Silva ......................................  2003     98,310     9,500        17,477(3)
  Vice President -- Operations                       2002     91,744     9,000        16,271(3)
                                                     2001     88,063     6,375        15,205(3)

---------

(1) Each non-employee director receives an annual retainer of $7,000 payable $1,750 quarterly, plus $1,500 for attendance at each Board meeting; $1,100 for each Audit Committee meeting, $550 for each Executive Compensation Committee meeting, and $500 for the Investment Advisory Committee meetings attended. In addition, the Chairman of each committee receives an additional $750 for attendance at each meeting. Each non-employee director also receives an annual expense allowance of $500, payable $125 quarterly. Neither the Company nor the Company's Retirement Plan and Trust pays its non-employee director or its two employee directors for serving as trustees of the Retirement Plan.
(2) Excludes certain personal benefits aggregating less than $25,000 for any member of the group.
(3) The Company's Retirement Plan and Trust ('Plan'), as modified, which became effective August 1, 1991, is a Money Purchase Retirement Plan. Contributions to the Plan are required to be made from time to time by the Company. Each of the named executive officers has a 100% vested interest in the amount listed. Directors who are not executive officers do not participate in the Plan.
(4) Alex Slobodin, who had served the Company with unselfish devotion and deep understanding for many years, died on June 28, 2003. The Company has paid Alex Slobodin and his Estate through July 31, 2003.

REPORT ON EXECUTIVE COMPENSATION

    The executive compensation program of the Company is administered by the Executive Compensation Committee. The Committee has the responsibility for recommendations to the Board with respect to all compensation to officers and directors of the Company. The Committee also oversees the Company's Retirement Plan and Trust and the Company's medical plans.

BASE SALARY

    Salary levels for the Company's executive officers are established principally on the basis of the executive's position. In each case, consideration is given both to the personal factors such as the individual's record and the responsibility associated with his position, and the prevailing conditions in the geographic area where the executive's services are performed.

    The Committee recognized the changing real estate market but believes executive officers' base salaries, approved by the Board, are at or below competitive base salary levels.

    The Committee in determining future base salary increases will consider the Company's performance under the then existing conditions and the then competitive conditions in the labor market.

    The Company has no incentive compensation program.

RETIREMENT PLAN

    The Board of Directors adopted The J.W. Mays, Inc. Retirement Plan and Trust ("Plan") effective August 1, 1991. The Board of Directors believes that the Plan will strengthen the ability of the Company to attract and retain employees (exclusive of those employees covered by a collective bargaining agreement) and increase such individuals' incentive to contribute to the Company's future success.

    The Company's contribution to the Plan is an amount equal to 15% of each participant's compensation plus 5.7% of each participant's compensation in excess of the contribution and benefit base in effect under Section 230 of the Social Security Act for each year, subject to a compensation limit of $200,000.

        Executive Compensation Committee:

          Lloyd J. Shulman, Chairman
          Lance D. Myers
          Dean L. Ryder
          Jack Schwartz
          Sylvia W. Shulman
          Lewis D. Siegel

POLICY FOR HIRING FORMER EMPLOYEES OF THE INDEPENDENT AUDITORS

    The Company has instituted a policy that it will not hire a chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position who was employed by its registered independent public accounting firm and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

REPORT OF THE AUDIT COMMITTEE

    As required by the applicable regulations adopted by the Securities and Exchange Commission covering audit committees, the following matters have been complied with by the Audit Committee: The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with D'Arcangelo & Co., LLP, the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as such may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from D'Arcangelo & Co., LLP, required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with D'Arcangelo & Co., LLP the independent auditor's independence. Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K through incorporation by reference in the Company's Annual Report to Shareholders for the fiscal year ended July 31, 2003.

    Under the terms of its charter, the Committee approves fees paid by the Company to its independent auditors. For the fiscal year ended July 31, 2003, the Company paid the following fees to D'Arcangelo & Co., LLP:

Audit fees..................................................  $57,498
Financial information system design and implementation
  fees......................................................     None
All other fees -- (includes tax and accounting consulting
  services).................................................   20,025
                                                              -------
        Total Fees..........................................  $77,523
                                                              =======

    The Audit Committee of the Board of Directors has considered whether the non-audit services rendered by the independent auditors are compatible with an auditor maintaining its independence. Attached to this Proxy Statement as Appendix A is the Company's new Audit Committee Charter.

        Audit Committee:

          Jack Schwartz, Chairman
          Dean L. Ryder
          Lewis D. Siegel

    The materials referred to above under 'Report of Audit Committee' shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Lloyd J. Shulman, a member of the Board of the Company and also a member of the Executive Compensation Committee, serves as an officer and director of Weinstein Enterprises, Inc., which is the beneficial owner of 45.16% of the outstanding common stock of the Company through its two wholly-owned subsidiaries: (i) Gailoyd Enterprises Corp. which directly owns 33.24% of the outstanding common stock of the Company and (ii) Celwyn Company, Inc. which directly owns 11.92% of the outstanding common stock of the Company. Lloyd J. Shulman also serves as an officer and director of Gailoyd Enterprises Corp. and of Celwyn Company, Inc.

PERFORMANCE GRAPH

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
             J.W. MAYS, INC., STANDARD & POOR'S 500 AND PEER GROUP
               (FIVE-YEAR PERFORMANCE RESULTS THROUGH 07/31/2003)

    The following graph sets forth a five-year comparison of cumulative total shareholder return for the Company, the Standard & Poor's 500 Stock-Index ('S&P 500'), and a Peer Group. The graph assumes the investment of $100 at the close of trading July 31, 1998 in the common stock of the Company, the S&P 500 and the Peer Group, and the reinvestment of all dividends, although the Company did not pay a dividend during this five-year period.


                              [Performance Graph]

                         07/31/1998     07/31/1999     07/31/2000     07/31/2001     07/31/2002    07/31/2003
---------------------------------------------------------------------------------------------------------------
J.W. MAYS, INC.             100.00         58.80          71.70          117.02         150.29       149.72
Standard & Poor's 500       100.00        118.73         127.85          108.23          81.46        88.49
Peer Group                  100.00         87.71         101.73          120.10         131.46       169.70

Assumes $100 invested at the close of trading 7/31/98 in J.W. MAYS, INC., common stock, Standard & Poor's 500 and Peer Group.
* Cumulative total return assumes reinvestment of dividends.

                                                        Source: Value Line, Inc.

Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

    The Performance Graph shall not be deemed incorporated by reference by any general statement of incorporation by reference in any filing made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT AUDITORS

    Subject to ratification by the shareholders, the Board of Directors of the Company, on the recommendation of the Audit Committee, has selected D'Arcangelo & Co., LLP, as the independent auditors, to examine the financial statements of the Company and its subsidiaries for the fiscal year ending July 31, 2004. This firm first became the independent auditors of the Company and its subsidiaries for the fiscal year ended July 31, 1996. D'Arcangelo & Co., LLP, has no direct or indirect financial interest in the Company.

    If the selection of D'Arcangelo & Co., LLP, is not ratified by the shareholders, or if after ratification, that firm for any reason becomes unable or ineligible to serve, the selection of other independent auditors will be considered by the Audit Committee and the Board. A representative of the auditing firm is expected to be present at the annual meeting with the opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

CERTAIN TRANSACTIONS

    During fiscal 2003, the Company paid Enterprises total rentals of $169,800 for leases on which two of the Company's real estate properties are located and interest of $28,033 on a mortgage held by Enterprises on the Jowein building, Brooklyn, New York. In the opinion of the Company, the rentals and interest paid to Enterprises are no more favorable than would be payable for comparable properties and mortgage, respectively, in arms-length transactions with non-affiliated parties.

    The Company had leased from Celwyn Company, Inc. ('Celwyn')* one of the stores which it closed in connection with the reorganization proceedings, at an annual minimum rental of $180,000. The Company, by agreement with Celwyn, modified and assigned the lease to a third-party. The agreement with Celwyn provides for the equal division between the Company and Celwyn of the rental received by Celwyn in excess of the annual minimum rental of $180,000. In the opinion of the Company, the rental paid to Celwyn was also no more favorable than would have been payable for comparable property in arms-length transactions with non-affiliated parties. During the past fiscal year the Company recorded the sum of $69,629 as its share of the excess rental from Celwyn. The rental payments between Celwyn and the Company in excess of the annual minimum rental of $180,000 terminated August 30, 2002.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During fiscal 2003, the Company retained the law firm of Holland & Knight LLP, Special Counsel for various legal services. Lance D. Myers, Esq., a director of the Company is a partner in the law firm of Holland & Knight LLP. The firm renders legal services to the Company and such services are expected to continue to be provided to the Company in the future. This firm first became the special counsel of the Company and its subsidiaries in March 2000 and has no direct or indirect financial interest in the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of the Company's stock, to file reports of ownership and changes in ownership of J.W. Mays, Inc. stock with the Securities and Exchange Commission.

---------
* Reference is made to the caption 'Security Ownership of Certain Beneficial Owners and Management' (pages 1 to 4) for information concerning the ownership interests which certain nominees, of which one is an officer, have in Enterprises and Celwyn.

The Company believes that during the fiscal year ended July 31, 2003, all
Section 16(a) filings applicable to its executive officers, directors and greater than 10% beneficial owners affiliated with the Company were timely made.

BACKGROUND

    The Company discontinued the retail department store segment of its operations on January 3, 1989. The Company has continued its real estate operation, including but not limited to the sale/purchase and/or lease of properties, as conducted prior to the discontinuance of its retail department store segment.

OTHER INFORMATION

    Effective September 6, 2003, the Company renewed its directors and officers liability insurance policy in the aggregate amount of $5 million. The policy expires September 6, 2004. The insurer is the National Union Fire Insurance Company of Pittsburgh, Pa. No sums have been paid under any directors and officers liability insurance policy.

    The Board of Directors is not aware, at the date hereof, of any other matter to be presented which is a proper subject for action by the shareholders at the meeting. If any other matter comes before the meeting, it is intended that the persons named in the accompanying form of proxy will vote thereon in their discretion.

METHOD AND COST OF SOLICITATION OF PROXIES

    The Company will pay the cost of soliciting proxies. In addition to solicitation by mail, employees of the Company may request the return of proxies personally, by telephone or other electronic means if proxies are not received promptly and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and the Company will reimburse them, on request, for their reasonable out-of-pocket expenses.

DEADLINE FOR SHAREHOLDER PROPOSALS FOR THE YEAR 2004 ANNUAL MEETING OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders for 2004 must be received at the Company's executive offices for inclusion in its Proxy Statement and form of proxy relating to that meeting no later than the close of business June 22, 2004.

CODE OF BUSINESS CONDUCT

    Attached to this Proxy Statement as Appendix B is the Company's Code of Business Conduct.

ANNUAL REPORT

    The Company's Annual Report to Shareholders for the fiscal year ended July 31, 2003, which is not a part of this Proxy Statement and is not proxy soliciting material, accompanies this Proxy Statement.

                                             By order of the Board of Directors,

                                                    /s/ SALVATORE CAPPUZZO
                                                   -----------------------
                                                        SALVATORE CAPPUZZO
                                                                 Secretary
Dated: Brooklyn, New York
     October 20, 2003

                                                                      APPENDIX A

                                J.W. MAYS, INC.
                            AUDIT COMMITTEE CHARTER

PURPOSE

    The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company,
(2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function, if any, and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

    The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the 'Commission') to be included in the Company's annual proxy statement.

COMMITTEE MEMBERSHIP

    The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASD, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the 'Exchange Act') and the rules and regulations of the Commission.

    The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

    The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

    The Audit Committee shall pre-approve all audit and non-audit services and shall approve all engagement fees and terms. The Audit Committee shall consult with management but shall not delegate these responsibilities.

    The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

    The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

    The Audit Committee shall meet as often as it determines, but not less frequently than two times each year. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, any internal auditors and the independent auditor in separate executive sessions.

    The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    The Audit Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

    1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

    2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management's discussion and analysis and the results of the independent auditor's review of the quarterly financial statements.

    3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

    4. Discuss with management and the Company's independent auditor:

        (a) All significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and

        (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

       Review disclosures made to the Audit Committee by the Company's CEO and CFO in connection with their certification of the foregoing for the Form 10-K and Form 10-Q.

    5. Discuss with management the Company's earnings press releases.

    6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Company's financial statements.

    7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

    8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

        (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, any internal auditors or management;

        (b) The management letter provided by the independent auditor and the Company's response to that letter; and

        (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

    9. Discuss with the independent auditors the matters required to be discussed by Section 10A(k) of the Exchange Act, as follows:

        (a) All critical accounting policies and practices to be used;

        (b) All alternative treatments of financial information, if any, within generally accepted accounting principles that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

        (c) Other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

    10. Review and evaluate the lead partner of the independent auditor team.

    11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and any internal auditor. The Audit Committee shall present its conclusions with respect to any internal auditor to the Board.

    12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

    13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

    14. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

    15. Obtain from the independent auditor assurance that Section 10A(b) (Required Response to Audit Committees -- Illegal Acts) of the Exchange Act has not been implicated.

    16. Obtain reports from management and any senior internal auditing executive that the Company and its subsidiary/affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct.

    17. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

    18. Discuss with the Company's chief legal officer (whether in-house or outside counsel) legal matters that may have a material impact on the financial statements or the Company's compliance policies.

COMPLAINTS

    19. Establish procedures for:

        (a) The receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

        (b) The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

LIMITATION OF AUDIT COMMITTEE'S ROLE

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. The Audit Committee's role is to make certain that management (including the internal auditor) and the independent auditor act in a manner required to fulfill their responsibilities.

                                                                      APPENDIX B

                                J.W. MAYS, INC.
                            CODE OF BUSINESS CONDUCT

To All J.W. Mays, Inc. Directors, Officers and Employees:

    J.W. Mays, Inc. is committed to the highest standards in all aspects of its business. To confirm that commitment, attached is the new J.W. Mays, Inc. Code of Business Conduct. The Code, which emphasizes integrity, ethics, and fairness, elaborates on many of the legal and ethical principles to which we must all adhere.

    We expect every director, officer and employee to comply in every respect with all applicable laws and regulations and to conduct the Company's business in a way that protects and promotes our valuable reputation. We will continue to compete vigorously in the marketplace, but we will not deviate from these fundamental principles in doing so.

    All J.W. Mays, Inc. directors, officers and employees are responsible for complying with this Code. Senior managers will be responsible for ensuring that all employees receive a copy of the Code and will be asked annually to certify compliance with it.

    Obviously, the Code cannot address every conceivable situation we face. It can only set out general legal and ethical principles, and employees, officers and directors must use good judgment in applying them. If any employee, director or officer needs further guidance regarding compliance with applicable laws and this Code, he or she should contact a member of the J.W. Mays, Inc. Corporate Compliance Committee.

CODE OF BUSINESS CONDUCT

    All directors, officers and employees of J.W. Mays, Inc. and its subsidiaries (collectively the 'Company'), are required to conduct business activities and operations in an ethical manner and in compliance with applicable laws, rules, regulations, Company policies, and the standards set forth in this Code.

    It is the responsibility of each supervisor to ensure that the employees under his or her supervision understand the laws and policies (including this Code) that apply to such employees, to apply such policies fairly and consistently, and to respond appropriately to any inquiries or reports of suspected violations. It is the responsibility of all employees to comply with this Code and all related policies.

    It is the policy of the Company to prevent the occurrence of unethical or unlawful behavior and to halt any such behavior that may occur as soon as reasonably possible after its discovery. Violations of this Code may result in serious consequences for the violator, including termination of employment.

I. COMPLIANCE WITH LAWS

    The activities of the Company and each employee are expected to be in full compliance with the letter and spirit of all applicable laws, rules and regulations. It would be impossible to summarize here all the laws, rules and regulations with which the Company and its employees must comply; this Code refers to only a few of them.

    Any employee with questions about his or her obligations under applicable laws should seek advice from his or her supervisor or a member of the Corporate Compliance Committee (see Section XV of this Code).

II. CONFLICTS OF INTEREST

    Employees of the Company have a primary business responsibility to the Company and must avoid any activity that may interfere, or have the appearance of interfering, with the performance of this responsibility. Business decisions must be based solely on the best interests of the Company, without regard to personal, family or other extraneous considerations.

    Conflicts of interest can arise when an employee's position or responsibilities with the Company present an opportunity for gain apart from the normal rewards of employment. They can also arise when an employee's personal or family interests are, or may be viewed as being, inconsistent with those of the Company and therefore as creating conflicting loyalties. Such conflicting loyalties can cause an employee to give preference to personal interests, either internal or external, in situations where Company responsibilities come first.

    No employee may personally benefit from his or her employment with the Company except through compensation received directly from the Company. This prohibition does not apply to discounts offered by merchants that are generally available to all employees of the Company.

    The appearance of a conflict of interest can be as damaging to the Company as an actual conflict. Employees should conduct themselves at all times so as to avoid apparent conflicts. Any employee who believes he or she may have a conflict of interest should disclose it immediately to, and seek guidance from, a member of the Corporate Compliance Committee who is not involved in the potential conflict. The Corporate Compliance Committee and the Company's counsel have sufficient authority to adequately deal with conflict of interest transactions, including the authority to disclose such transactions (or potential transactions) to the Company's Chief Executive Officer and, if necessary, to the Audit Committee of the Board of Directors.

III. CORPORATE OPPORTUNITIES

    No employee of the Company may take personal advantage or obtain personal gain from an opportunity learned of or discovered during the course and scope of his or her employment when that opportunity or discovery could be of benefit or interest to the Company. Likewise, no employees may use Company property, information or position for personal gain.

IV. OUTSIDE EMPLOYMENT

    The Company expects each employee to be fully attentive to the interests of the Company at all times. Accordingly, no employee may engage in any activity, including outside employment, that places his or her interest, or the interest of other persons or groups, ahead of the best interests of the Company. Outside employment or other interests that could detract from an employee's work performance must be approved in advance by the employee's supervisor. Under no circumstances may an employee compete against the Company.

V. COMPANY RECORDS

    Company records must always be prepared accurately and maintained properly, in accordance with the Company's records management policies and all applicable laws and regulations.

    No false, artificial or deceptive entries may be made in the Company's records for any reason. The simple rule of thumb is that the Company's books must accurately reflect the transactions they record. In addition, it is important to remember that Company records belong to the Company. Therefore, Company records should not be removed from Company property except for a legitimate business reason, and any documents so removed should be returned to Company property as soon as practicable.

    Accounting procedures and controls are prescribed by Company policies. Within these policies, the senior officers of the operating companies have the primary responsibility for establishing and monitoring adequate systems of internal accounting and controls, and all employees must adhere to these controls. The Company's auditors monitor and document compliance with these internal controls. Employees shall cooperate completely and forthrightly with the Company's internal and independent auditors.

    No employee may engage in, allow or conceal any financial or bookkeeping irregularity.

VI. COMPANY FUNDS AND PROPERTY

    Company employees must protect the Company's assets and ensure their efficient use for legitimate business purposes. Each employee is personally accountable for Company funds and property over which he or she has control. Purchases of products and services from suppliers must be made solely on the basis of quality, price, service and other relevant considerations. No Company funds or other property shall be used for any unlawful purpose, such as to secure special privileges or benefits through the payment of bribes or other illegal payments.

    No employee may engage in any act that involves theft, fraud, embezzlement, misappropriation or wrongful conversion of any property, including Company property, regardless of whether or not such act could result in a criminal proceeding. This prohibition includes unauthorized use of the Company's communications equipment, computers and related facilities or other Company assets, including proprietary information and trade secrets.

    While on Company business, employees must also adhere to the Company travel policy, including all policies and procedures relating to expense reporting and reimbursement.

    Gifts, favors and entertainment may be given to others at Company expense only if they are consistent with law and accepted business practices and if they are of sufficiently limited value and in a form that could not reasonably be construed as a bribe or payoff. Gifts in the form of cash or its equivalent are prohibited. Likewise, secret commissions or other compensation to employees of customers or their family members or associates are prohibited.

VII. SAFETY AND HEALTH

    Workplace safety and health are paramount concerns and are conditions of employment at the Company. Employees must adhere to applicable health and safety laws and regulations and all related Company policies designed to ensure safe working conditions.

    Employees are responsible for working safely and are expected to participate actively in training and in identifying and alerting management to potential hazards and unsafe practices.

VIII. EQUAL OPPORTUNITY AND HARASSMENT-FREE EMPLOYMENT

    The Company is an equal opportunity employer. The Company's policy is to select and place employees on the basis of qualification for work to be performed, as required by applicable laws, without discrimination in terms of race, religion, national origin, color, sex, age, status as a qualified individual with a disability or other status protected by law. The Company insists that all employees refrain from any act that is designed to cause or does cause unlawful employment discrimination with respect to any term or condition of employment.

    The Company is also committed to the goal of providing a safe, secure, productive and healthy work environment free from harassment of any kind. The Company insists that all employees refrain from any act that is designed to cause or does cause harassment or intimidation, including sexual harassment. The Company will not tolerate any form of harassment or intimidation by any employee.

IX. ENVIRONMENTAL PROTECTION

    The Company is committed to full compliance with national, state and local environmental laws and regulations at all operating facilities. The Company's environmental obligations include, but are not limited to, obtaining and maintaining all environmental permits and approvals required for the conduct of the Company's operations, the proper handling, storage and disposal of regulated materials and timely and accurate submission of required reports to the proper government agencies.

    Employees are expected to understand and act in accordance with their obligations under environmental laws, including any new or modified obligations as they are established. Employees must report suspected violations of those laws to their supervisors. It shall be the obligation of all supervisors to investigate any reported violation and to ensure that timely and effective remedial action is taken where appropriate.

    The Company will ensure compliance with this Code through vigilant self-monitoring and the continual training, education, encouragement and, where necessary, discipline of employees at all levels. The Company will not tolerate the falsification of data or the reporting of false information regarding environmental compliance within the Company or to government agencies.

    The Company is also committed to full compliance with all laws and regulations governing its products, including all applicable national and local laws governing product safety and related issues. The Company has adopted company-wide policies regarding environmental compliance.

X. COMPETITION AND CONTACTS WITH COMPETITORS

    The concept of free and open competition underlies the antitrust laws in the United States. Compliance with such laws is mandatory. The Sherman Act and its state law counterparts prohibit businesses from entering into agreements, express or implied, that unreasonably restrain trade.

    Employees may not enter into discussions or agreements with competitors or suppliers that would in any way violate or be construed as a violation of such laws. Certain agreements are considered so inherently anticompetitive as to be criminal in nature (e.g., price fixing, bid rigging, customer or territorial allocation, group boycotts) and can result in the imposition of substantial monetary penalties and jail sentences.

    Employees are encouraged to contact a member of the Corporate Compliance Committee if they have any doubt about the legality of a proposed course of action.

    If employees become aware of possible violations of any antitrust laws, they should report the suspected violations to a member of the Corporate Compliance Committee immediately.

XI. FAIR DEALING

    Each employee of the Company is expected to deal fairly with the Company's customers, suppliers, competitors and other employees. It is a violation of Company policy to take unfair advantage of anyone through manipulation, concealment, abuse of confidential information, misrepresentation of material facts or any other unfair or deceptive practice.

XII. SECURITIES AND INSIDER TRADING

    The Company is committed to complying with all federal and state securities laws and regulations. These laws, along with the rules of the NASD, impose certain obligations on publicly-held corporations and the persons associated with them. It is important that employees in no way compromise the position of the Company with the disclosure ('leaking' or 'tipping') of non-public information to outsiders or to other employees who do not require the information in the performance of their duties. No employee with knowledge of non-public ('inside') information should use the information for his or her own benefit. This means that no employee may trade in Company securities when he or she has knowledge of material inside information.

    'Material' information is any information that an investor might consider important in deciding whether to buy, sell or hold securities. Examples of some types of material information are financial results, financial forecasts, possible mergers, acquisitions, joint ventures, other purchases or sales of or investments in companies, obtaining or losing important contracts, important product developments, major litigation developments and major changes in business direction.

    Information is considered to be 'non-public' unless it has been adequately disclosed to the public. Examples of effective disclosure include public filings with securities regulatory authorities and issuance of press releases. The information must not only be disclosed; there must also be adequate time for the market as a whole to digest the information.

XIII. DEALING WITH GOVERNMENT OFFICIALS

    All dealings with government officials, including, but not limited to lobbying, political contributions to candidates, meetings with government agencies, communications with public officials and contracting with government agencies, shall be done in accordance with all applicable national, state and local laws and regulations in each country in which the Company conducts business.

    No employee shall offer or promise a payment or reward of any kind, directly or indirectly, to any federal, state or local government official in order to secure preferential treatment for the Company or its employees.

    No employee shall offer or promise a payment or reward of any kind, directly or indirectly, to a federal, state or local government official for or because of an official act performed or to be performed by that official.

    No employee shall offer or promise any federal, state or local government official gifts, entertainment, gratuities, meals, lodging, travel or similar items that are designed to influence such official.

    It is the policy of the Company to cooperate fully with all legal and reasonable government investigations. Accordingly, Company employees shall comply with any and all lawful requests from government investigators and, consistent with preserving the Company's legal rights, shall cooperate in lawful government inquiries. No employee shall make a false or misleading written or oral statement to a government official with regard to any matter involving a government inquiry into Company matters.

    Employees should contact a member of the Corporate Compliance Committee when presented with any such government request or inquiry. Employees with questions about contacts with government officials should seek guidance from a member of the Corporate Compliance Committee.

    Individual employees are free to participate in political activities or make personal political contributions, but may not use Company funds or other resources. No employee may make a political contribution on behalf of the Company without permission from a member of the Corporate Compliance Committee, and then only after a member of the Corporate Compliance Committee has affirmed the legality and propriety of such a contribution.

XIV. CONFIDENTIAL INFORMATION

    In the normal course of business, there will be instances in which employees may be entrusted with confidential or privileged information. That information most often will involve facts, plans or other aspects of the Company's business that are not in the public domain and will, on occasion, involve information that has been entrusted to the Company by customers, suppliers or others with whom the Company has a relationship.

    All employees possessing confidential information regarding the Company or any of its customers or suppliers have a duty not to disclose such information outside the Company or to employees who do not have a need to know such information, except where disclosure is authorized or legally required. Employees possessing confidential information shall not use such information for personal gain.

    All employees are expected to comply with the terms and conditions of any and all confidentiality, non-disclosure and patent agreements signed by them when accepting employment.

    Questions regarding what is or is not confidential or privileged information should be directed to the employee's supervisor.

XV. COMPLIANCE AND REPORTING

    The Company has appointed a committee (the 'Corporate Compliance Committee') to ensure that this Code and the Company's related policies will govern the business activities of all Company employees. The membership of the Corporate Compliance Committee will consist of senior executives and/or directors of the Company and will be published from time to time. Any employee who has questions about this Code or how it applies in particular circumstances is encouraged to seek guidance from his or her supervisor or the Corporate Compliance Committee.

    Employees should report any suspected noncompliance with these policies to their supervisor or any member of the Corporate Compliance Committee. The Company will promptly undertake an investigation into any report that it receives. The investigation will be sufficient in size and scope to address the report, and will be handled discreetly and with due sensitivity to all persons involved in the investigation. If requested, and to the extent possible, the Company will keep the identity of the reporting employee and all disclosures made in accordance with this Code confidential. No employee will be subject to any disciplinary or retaliatory action for reasonably and in good faith reporting any suspected violation. Submission of knowingly false reports, however, constitutes a violation of this Code and will result in disciplinary action.

    Failure to comply with this Code can have severe consequences for both the individuals involved and the Company. The Company will take appropriate disciplinary action for violations of this Code, including termination of employment. Disciplinary action may be taken:

         -- Against employees who authorize or participate directly and, in appropriate circumstances, indirectly in actions that are a violation of this Code or any related policies.

         -- Against employees who fail to report a violation of this Code or any related policy or who withhold any relevant information concerning a violation of which they became aware.

         -- Against the violator's supervisor, to the extent the circumstances of the violation reflect inadequate supervision or lack of diligence.

         -- Against any employee who attempts to retaliate, directly or indirectly, or encourages others to do so, against an employee who reports a violation or cooperates with an investigation of such violation.

    If an employee believes that a supervisor to whom a suspected violation has been reported has not taken appropriate action, the employee should contact a member of the Corporate Compliance Committee. The Corporate Compliance Committee can be reached by contacting Mark S. Greenblatt at (718) 624-7400.

    The Board of Directors (and not the Corporate Compliance Committee) is the only body authorized to waive compliance with this Code as it relates to any executive officer or director of the Company. With respect to the Company's Chief Executive Officer and Chief Financial Officer, the Board of Directors also has the authority to investigate (or supervise the investigation of) alleged violations of this Code and to determine the appropriate consequences for violations by such individuals.

                                J.W. MAYS, INC.
                            CODE OF BUSINESS CONDUCT
                             EMPLOYEE CERTIFICATION

    I have received a copy of the Company's Code of Business Conduct and have read and understand the Code. I agree that my continued employment is dependent on my compliance with the Company's policies as set forth in the Code. I accept that I have an obligation to report any violation of these policies in the manner set forth in the Code.

-------------------------------------       -----------------------------------
         EMPLOYEE'S SIGNATURE                               DATE

-------------------------------------
            EMPLOYEE'S NAME
             (PLEASE PRINT)

    Please complete this form and return it to Frank Mollo for permanent retention in your personnel file.

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



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

                                                                      Appendix 1

                                J. W. MAYS, INC.

                                     PROXY

               ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 25, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of J. W. MAYS, INC. (the "Company") to be held November 25, 2003 and the related proxy statement; (b) appoints LLOYD J. SHULMAN, MARK GREENBLATT and WARD N. LYKE, JR. and each of them, attorneys and proxies, with full power of substitution in each, for and on behalf of the undersigned, to vote at the Annual Meeting of Shareholders of J. W. Mays, INC. to be held November 25, 2003 (including any adjournment thereof) the number of shares of common stock that the undersigned is entitled to vote and with all powers the undersigned would possess if personally present, as specified with respect to the matters described in the accompanying Proxy Statement dated October 20, 2003 and upon such other matters as may properly come before such meeting; and (c) revokes any proxies previously given.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSALS 1 AND 3. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN
ITEM 4 ON THE REVERSE SIDE.

                (Continued and to be signed on the reverse side)
                                                                           14475

                       ANNUAL MEETING OF SHAREHOLDERS OF

                                J.W. MAYS, INC.

                               November 25, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.



--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
     "FOR" PROPOSALS 1 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

2. Election of Directors:

                            NOMINEES:
[ ] FOR ALL NOMINEES        O Mark Greenblatt
                            O Lance D. Myers
[ ] WITHHOLD AUTHORITY      O Dean L. Ryder
    FOR ALL NOMINEES        O Jack Schwartz
                            O Lloyd J. Shulman
[ ] FOR ALL EXCEPT          O Sylvia W. Shulman
(See instructions below)    O Lewis D. Siegel



INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via
this method.                                                                 [ ]

Signature of Shareholder                                     Date:
                        ----------------------------               ------------

                                                                                     FOR     AGAINST    ABSTAIN
1. Proposal to fix the number of directors to be elected at seven.                   [ ]       [ ]         [ ]

3. To ratify the appointment of D'Arcangelo & Co., LLP, as the Company's
   independent auditors for the Company's fiscal year ending July 31, 2004.          [ ]       [ ]         [ ]

4. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN BELOW AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED.

Signature of Shareholder                                         Date:
                         --------------------------------             ----------


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


                             STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'